Gatal
Balance Sheet

As of: 31/Dec/2006


                                                                  As of 31/Dec/06
Assets
      Current Assets

           Advance Expenses                                                    $1,003.00
           ------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------
      Total Current Assets                                                     $1,003.00
                                                              ---------------------------
      Fixed Assets
           Vehicle                                                            $15,305.00
           Accumulated depreciation                                             ($191.00)
      -----------------------------------------------------------------------------------
      Total Fixed Assets                                                      $15,114.00
-----------------------------------------------------------------------------------------
Total Assets                                                                  $16,117.00
                                                              ===========================
Liabilities & Equity
      Liabilities
           Current Liabilities
                Employees and employee institutes                             $17,034.00
                Creditors                                                     $15,385.00
                Accounts Payable                                               $9,000.00
                Shareholder Loan                                               $3,667.00
           ------------------------------------------------------------------------------
           Total Current Liabilities                                          $45,086.00
      -----------------------------------------------------------------------------------

                                                              ---------------------------
      Equity
                Common Stock                                                      $24.00
                Accumulated losses                                           ($28,993.00)
      -----------------------------------------------------------------------------------
      Total Equity                                                           ($28,969.00)
---------------------------------------                       ---------------------------
Total Liabilities & Equity                                                    $16,117.00
                                                              ===========================

Gatal
Profit and Loss

Date Range: November 1, 2006 - December 31, 2006



                                                      1/Nov/06 - 31/Dec/06
      Ordinary Income/Expense
                Expense
                    Salary                                           $17,472.00
                    Legal                                             $3,500.00
                    Accounting                                        $3,500.00
                    Office                                            $2,000.00
                    Other Expense                                     $2,395.00
                ----------------------------------------------------------------
                Total Expense                                        $28,867.00
      --------------------------------------------------------------------------
      Net Losses                                                    ($28,867.00)
                                                  ------------------------------
                Other Expense
                Exchange loss                                           $126.00
      --------------------------------------------------------------------------
      Net Other Income                                                 ($126.00)
--------------------------------------------------------------------------------
Net Losses                                                          ($28,993.00)
                                                  ==============================

Gatal
Cash Flow Statement

Date Range: November 1, 2006 - December 31, 2006


                                                                       1/Nov/06 - 31/Dec/06
      OPERATING ACTIVITIES
           Net Income                                                              ($28,993.00)
           Adjustments to reconcile net income to net cash provided
               by Operating Activities
                    Advance Expenses                                                ($1,003.00)
                    Depreciation                                                       $191.00
                    Creditors                                                       $15,385.00
                    Employees and employee institutes                               $17,034.00
                    Accounts Payable                                                 $9,000.00
      -----------------------------------------------------------------------------------------
      Net Cash provided by Operating Activities                                     $11,614.00
                                                                   ----------------------------
      INVESTING ACTIVITIES
                    Acquisition of Fixed assets                                    ($15,305.00)
      -----------------------------------------------------------------------------------------
      Net Cash provided by Investing Activities                                    ($15,305.00)
                                                                   ----------------------------
      FINANCING ACTIVITIES
                    Common Stock                                                        $24.00
                    Loan from related parties                                        $3,667.00
      -----------------------------------------------------------------------------------------
      Net Cash provided by Financing Activities                                      $3,691.00
                                                                   ----------------------------
      Net cash change for the Period                                                     $0.00
      Cash at beginning of the period                                                    $0.00
-----------------------------------------------------------------------------------------------
Cash at end of the Period                                                                $0.00
                                                                   ============================
